Exhibit 4.1

           NUMBER                                          SHARES
            3022

                            CHINA VOICE HOLDING CORP.
               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

          PAR VALUE $0.001                                 CUSIP NO. 16946A 10 0
         COMMON STOCK

THIS CERTIFIES THAT

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK PAR VALUE OF $0.001 EACH OF
                           CHINA VOICE HOLDING CORP.
  transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                                             DATED:

                                             Countersigned and Registered
 PRESIDENT/SECRETARY                           SIGNATURE STOCK TRANSFER,
                                                                    INC.
                                                   (Plano, Texas) Transfer Agent

                                                By:

                        (CHINA VOICE HOLDING CORP. SEAL)
                                                            Authorized Signature



         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM (TIC)  as tenants in common          UNIF GIFT MIN (TRANS) ACT __________ Custodian _________
TEN ENT        as tenants by the entireties  (UGMA) (UTMA)                  Cust)             (Minor)

JT TEN (J/T)   As joint tenant with right                              Under Uniform Gifts (Transfer) to
               of survivorship and not as                              Minors Act __________________
               tenants in common                                                     (State)

              Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED ________________ hereby sell, assign and transfer unto ______

________________________________________________________________________________

________________________________________________________________________________
             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE



__________________________________________________________________________Shares


Of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint __________________________________________
Attorney to transfer the said Stock on the books of the within-name Corporation with full power of substitution in the premises.

Dated: ____________________________





                                                ________________________________



____________________________________
         SIGNATURE GUARANTEE                    ________________________________
(BY BANK, BROKER, CORPORATE OFFICER)            NOTICE:  THE  SIGNATURE  TO THIS
                                                AGREEMENT MUST  CORRESPOND  WITH
                                                THE  NAME AS  WRITTEN  UPON  THE
                                                FACE  OF  THE  CERTIFICATE,   IN
                                                EVERY    PARTICULAR,     WITHOUT
                                                ALTERATION  OR  ENLARGEMENT,  OR
                                                ANY CHANGE WHATEVER.